Exhibit 10.1

                        CONVERTIBLE NOTES

                        SCHEDULE OF NOTES

                                                                  Conversion
Date:       Principal:  Holder:                        Due Date:  into shares:

12/18/2000  $ 6,000.00  Stephen Cartisano              12/31/01     600,000*
03/08/2001  $ 2,000.00  David Cartisano                12/31/01     100,000*
03/28/2001  $ 3,100.00  Jennifer Cartisano             12/31/01     150,000*
04/02/2001  $29,988.00  Dominion Investments           12/31/01   1,500,000*
09/06/2002  $ 2,700.00  North American Marketing Inc.  12/31/03     135,000*
10/01/2002  $ 8,000.00  North American Marketing Inc.  12/31/03     400,000*


* Conversion price on all above notes is "bid price" of Irvine Pacific's common stock on the date of conversion if a market exists; in the event of no bid price, in the amount indicated by each holder's name.

   The conversion periods on the above notes begin on various dates from 12/31/2001 to 12/31/2003; the conversion period on all of the above notes ends on the same date: 12/31/2004; any note in default may be converted with 30 days written notice to the Company.

Weston Hotels & Properties, Inc
(a Colorado Corporation)

Convertible Note

Weston Hotels,& Properties, Inc., a Colorado corporation ("Company") for value received (summarized more specifically in Exhibit I.) hereby promises to pay to Stephen Cartisano (the "Holder") or its assignee, the sum of Six Thousand Dollars ($6,000.00) US, with no interest in consideration of the conversion right and payable in accordance with the terms and conditions set forth herein.

1) Payment Terms: Principal shall be all due and payable on December 31, 2001.

2) Right to Convert by Holder: The Holder of this Note shall have the option to convert the entire amount or any portion thereof, of the principal of this Note into shares of common stock of the Company at a conversion price as hereinafter provided in Paragraph 3 below.

3) Conversion Price: The principal of the Note shall be converted into common shares of the Company (the "Converted Shares") at a share price equal to the "bid" price of the Company's common stock on the date of the conversion, or in the event the Company has no bid price, the principal of this Note shall be converted into 600,000 shares as an equity position of the Company.

4) Conversion Date: The Conversion Date for the Holder of the Note shall be anytime after December 31, 2001 but no later than December 31, 2004 (the Holder's Conversion Period).

5) Manner of Exercise of Conversion rights: In order to exercise the conversion rights of this Note, the Holder must give notice to the Company at anytime during the Holder's Conversion Period of its intention to exercise conversion rights. Absent such a notice to the Company, the Holder's conversion rights shall expire after the expiration of the Holder's Conversion Period.

6) Prepayment: The Company shall have the right to prepay all or any part of the principal of this Note without penalty. However, in the event the Company elects to prepay the Note, the Holder shall have ten (10) days from the receipt of written notice of this prepayment election to exercise its conversion rights as set forth above in Paragraph 2.

7) Default: In the event the Company fails to pay the principal of this Note when due, the Holder shall have the option, after providing thirty (30) days written notice to the Company, to (1) declare the unpaid principal balance all due and payable or (2) exercise their conversion rights for all of the unpaid principal as set forth above in Paragraph 2.

8) Company to Reserve Shares: The Company shall at all times during the term of this Note reserve and keep available out of its authorized but unissued shares, such amount of its duly authorized shares of common stock as shall be necessary to effect the conversion of this Note.

9) Notices: All notices given pursuant to this Note must be in writing and may be given by (1) personal delivery, or (2) registered or certified mail, return receipt requested, or (3) via facsimile transmission.

10) Arbitration: The parties hereby submit all controversies, claims and matters of difference arising out of the Note to arbitration in Utah. This submission and agreement to arbitrate shall be specifically enforceable.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer.

                                Weston Hotels & Properties, Inc.

Dated: 12-18-2000            By   /s/ Gerald D. Curtis

Irvine Pacific Corporation
(a Colorado Corporation)


Convertible Note

Irvine Pacific Corporation, a Colorado corporation ("Company") for value received (summarized more specifically in Exhibit I.) hereby promises to pay to David Cartisano (the "Holder") or its assignee, the sum of Two Thousand Dollars ($2,000.00) US, with no interest in consideration of the conversion right and payable in accordance with the terms and conditions set forth herein.

1) Payment Terms: Principal shall be all due and payable on December 31, 2001.

2) Right to Convert by Holder: The Holder of this Note shall have the option to convert the entire amount or any portion thereof, of the principal of this Note into shares of common stock of the Company at a conversion price as hereinafter provided in Paragraph 3 below.

3) Conversion Price: The principal of the Note shall be converted into common shares of the Company (the "Converted Shares") at a share price equal to the "bid" price of the Company's common stock on the date of the conversion, or in the event the Company has no bid price, the principal of this Note shall be converted into 100,000 shares as an equity position of the Company.

4) Conversion Date: The Conversion Date for the Holder of the Note shall be anytime after December 31, 2001 but no later than December 31, 2004 (the Holder's Conversion Period).

5) Manner of Exercise of Conversion rights: In order to exercise the conversion rights of this Note, the Holder must give notice to the Company at anytime during the Holder's Conversion Period of its intention to exercise its conversion rights. Absent such a notice to the Company, the Holder's conversion rights shall expire after the expiration of the Holder's Conversion Period.

6) Prepayment: The Company shall have the right to prepay all or any part of the principal of this Note without penalty. However, in the event the Company elects to prepay the Note, the Holder shall have ten (10) days from the receipt of written notice of this prepayment election to exercise its conversion rights as set forth above in Paragraph 2.

7) Default: In the event the Company fails to pay the principal of this Note when due, the Holder shall have the option, after providing thirty (30) days written notice to the Company, to (1) declare the unpaid principal balance all due and payable or (2) exercise their conversion rights for all of the unpaid principal as set forth above in Paragraph 2).

8) Company to Reserve Shares: The Company shall at all times during the term of this Note reserve and keep available out of its authorized but unissued shares, such amount of its duly authorized shares of common stock as shall be necessary to effect the conversion of this Note.

9) Notices: All notices given pursuant to this Note must be in writing and may be given by (1) personal delivery, or (2) registered or certified mail, return receipt requested, or (3) via facsimile transmission.

10) Arbitration: The parties hereby submit all controversies, claims and matters of difference arising out of the Note to arbitration in Utah. This submission and agreement to arbitrate shall be specifically enforceable.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer.


                                     Irvine Pacific Corporation

Dated: 3-8-2001                  By: Gerald D. Curtis

Irvine Pacific Corporation
(a Colorado Corporation)


Convertible Note

Irvine Pacific Corporation, a Colorado corporation ("Company") for value received (summarized more specifically in Exhibit I.) hereby promises to pay to Jennifer Cartisano (the "Holder") or its assignee, the sum of Three Thousand One Hundred Dollars ($3,100.00) US, with no interest in consideration of the conversion right and payable in accordance with the terms and conditions set forth herein.

1) Payment Terms: Principal shall be all due and payable on December 31, 2001.

2) Right to Convert by Holder: The Holder of this Note shall have the option to convert the entire amount or any portion thereof, of the principal of this Note into shares of common stock of the Company at a conversion price as hereinafter provided in Paragraph 3 below.

3) Conversion Price: The principal of the Note shall be converted into common shares of the Company (the "Converted Shares") at a share price equal to the "bid" price of the Company's common stock on the date of the conversion, or in the event the Company has no bid price, the principal of this Note shall be converted into 150,000 shares as an equity position of the Company.

4) Conversion Date: The Conversion Date for the Holder of the Note shall be anytime after December 31, 2001 but no later than December 31, 2004 (the Holder's Conversion Period).

5) Manner of Exercise of Conversion rights: In order to exercise the conversion rights of this Note, the Holder must give notice to the Company at anytime during the Holder's Conversion Period of its intention to exercise its conversion rights. Absent such a notice to the Company, the Holder's conversion rights shall expire after the expiration of the Holder's Conversion Period.

6) Prepayment: The Company shall have the right to prepay all or any part of the principal of this Note without penalty. However, in the event the Company elects to prepay the Note, the Holder shall have ten (10) days from the receipt of written notice of this prepayment election to exercise its conversion rights as set forth above in Paragraph 2.

7) Default: In the event the Company fails to pay the principal of this Note when due, the Holder shall have the option, after providing thirty (30) days written notice to the Company, to (1) declare the unpaid principal balance all due and payable or (2) exercise their conversion rights for all of the unpaid principal as set forth above in Paragraph 2.

8) Company to Reserve Shares: The Company shall at all times during the term of this Note reserve and keep available out of its authorized but unissued shares, such amount of its duly authorized shares of common stock as shall be necessary to effect the conversion of this Note.

9) Notices: All notices given pursuant to this Note must be in writing and may be given by (1) personal delivery, or (2) registered or certified mail, return receipt requested, or (3) via facsimile transmission.

10) Arbitration: The parties hereby submit all controversies, claims and matters of difference arising out of the Note to arbitration in Utah. This submission and agreement to arbitrate shall be specifically enforceable.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer.



                                 Irvine Pacific Corporation

Dated: 3-28-2002               By: Gerald D. Curtis

Irvine Pacific Corporation
(a Colorado Corporation)


Convertible Note

Irvine Pacific Corporation, a Colorado corporation ("Company") for value received (summarized more specifically in Exhibit I.) hereby promises to pay to Sussex Financial Group, Ltd. (the "Holder") or its assignee, the sum of Twenty-nine Thousand Nine Hundred Eighty-Eight Dollars ($29,988.00) US, with no interest in consideration of the conversion right and payable in accordance with the terms and conditions set forth herein.

1) Payment Terms: Principal shall be all due and payable on December 31, 2001.

2) Right to Convert by Holder: The Holder of this Note shall have the option to convert the entire amount or any portion thereof, of the principal of this Note into shares of common stock of the Company at a conversion price as hereinafter provided in Paragraph 3 below.

3) Conversion Price: The principal of the Note shall be converted into common shares of the Company (the "Converted Shares") at a share price equal to the "bid" price of the Company's common stock on the date of the conversion, or in the event the Company has no bid price, the principal of this Note shall be converted into 1,500,000 shares as an equity position of the Company.

4) Conversion Date: The Conversion Date for the Holder of the Note shall be anytime after December 31, 2001 but no later than December 31, 2004 (the Holder's Conversion Period).

5) Manner of Exercise of Conversion rights: In order to exercise the conversion rights of this Note, the Holder must give notice to the Company at anytime during the Holder's Conversion Period of its intention to exercise its conversion rights. Absent such a notice to the Company, the Holder's conversion rights shall expire after the expiration of the Holder's Conversion Period.

6) Prepayment: The Company shall have the right to prepay all or any part of the principal of this Note without penalty. However, in the event the Company elects to prepay the Note, the Holder shall have ten (10) days from the receipt of written notice of this prepayment election to exercise its conversion rights as set forth above in Paragraph 2.

7) Default: In the event the Company fails to pay the principal of this Note when due, the Holder shall have the option, after providing thirty (30) days written notice to the Company, to (1) declare the unpaid principal balance all due and payable or (2) exercise their conversion rights for all of the unpaid principal as set forth above in Paragraph 2.

8) Company to Reserve Shares: The Company shall at all times during the term of this Note reserve and keep available out of its authorized but unissued shares, such amount of its duly authorized shares of common stock as shall be necessary to effect the conversion of this Note.

9) Notices: All notices given pursuant to this Note must be in writing and may be given by (1) personal delivery, or (2) registered or certified mail, return receipt requested, or (3) via facsimile transmission.

10) Arbitration: The parties hereby submit all controversies, claims and matters of difference arising out of the Note to arbitration in Utah. This submission and agreement to arbitrate shall be specifically enforceable.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer.


                                 Irvine Pacific Corporation

Dated: 4-2-2001              By: Gerald D. Curtis

Irvine Pacific Corporation
(a Colorado Corporation)

Convertible Note


Irvine Pacific Corporation, a Colorado corporation ("Company") for value received (summarized more specifically in Exhibit I.) hereby promises to pay to North American Marketing, Inc.(the "Holder") or its assignee, the sum of Two Thousand Seven Hundred Dollars ($2,700.00) US, with no interest in consideration of the conversion right and payable in accordance with the terms and conditions set forth herein.

1) Payment Terms: Principal shall be all due and payable on December 31, 2003.

2) Right to Convert by Holder: The Holder of this Note shall have the option to convert the entire amount or any portion thereof, of the principal of this Note into shares of common stock of the Company at a conversion price as hereinafter provided in Paragraph 3 below.

3) Conversion Price: The principal of the Note shall be converted into common shares of the Company (the "Converted Shares") at a share price equal to the "bid" price of the Company's common stock on the date of the conversion, or in the event the Company has no bid price, the principal of this Note shall be converted into 135,000 shares as an equity position of the Company.

4) Conversion Date: The Conversion Date for the Holder of the Note shall be anytime after December 31, 2002 but no later than December 31, 2004 (the Holder's Conversion Period).

5) Manner of Exercise of Conversion rights: In order to exercise the conversion rights of this Note, the Holder must give notice to the Company at anytime during the Holder's Conversion Period of its intention to exercise its conversion rights. Absent such a notice to the Company, the Holder's conversion rights shall expire after the expiration of the Holder's Conversion Period.

6) Prepayment: The Company shall have the right to prepay all or any part of the principal of this Note without penalty. However, in the event the Company elects to prepay the Note, the Holder shall have ten (10) days from the receipt of written notice of this prepayment election to exercise its conversion rights as set forth above in Paragraph 2.

7) Default: In the event the Company fails to pay the principal of this Note when due, the Holder shall have the option, after providing thirty (30) days written notice to the Company, to (1) declare the unpaid principal balance all due and payable or (2) exercise their conversion rights for all of the unpaid principal as set forth above in Paragraph 2.

8) Company to Reserve Shares: The Company shall at all times during the term of this Note reserve and keep available out of its authorized but unissued shares, such amount of its duly authorized shares of common stock as shall be necessary to effect the conversion of this Note.

9) Notices: All notices given pursuant to this Note must be in writing and may be given by (1) personal delivery, or (2) registered or certified mail, return receipt requested, or (3) via facsimile transmission.

10) Arbitration: The parties hereby submit all controversies, claims and matters of difference arising out of the Note to arbitration in Utah. This submission and agreement to arbitrate shall be specifically enforceable.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer.


                                 Irvine Pacific Corporation

Dated: 9-6-2002             By: /s/ Gerald D. Curtis

Irvine Pacific Corporation
(a Colorado Corporation)

Convertible Note


Irvine Pacific Corporation, a Colorado corporation ("Company") for value received (summarized more specifically in Exhibit I.) hereby promises to pay to North American Marketing, Inc.(the "Holder") or its assignee, the sum of Eight Thousand Dollars ($8,000.00) US, with no interest in consideration of the conversion right and payable in accordance with the terms and conditions set forth herein.

1) Payment Terms: Principal shall be all due and payable on December 31, 2003.

2) Right to Convert by Holder: The Holder of this Note shall have the option to convert the entire amount or any portion thereof, of the principal of this Note into shares of common stock of the Company at a conversion price as hereinafter provided in Paragraph 3 below.

3) Conversion Price: The principal of the Note shall be converted into common shares of the Company (the "Converted Shares") at a share price equal to the "bid" price of the Company's common stock on the date of the conversion, or in the event the Company has no bid price, the principal of this Note shall be converted into 400,000 shares as an equity position of the Company.

4) Conversion Date: The Conversion Date for the Holder of the Note shall be anytime after December 31, 2003 but no later than December 31, 2004 (the Holder's Conversion Period).

5) Manner of Exercise of Conversion rights: In order to exercise the conversion rights of this Note, the Holder must give notice to the Company at anytime during the Holder's Conversion Period of its intention to exercise its conversion rights. Absent such a notice to the Company, the Holder's conversion rights shall expire after the expiration of the Holder's Conversion Period.

6) Prepayment: The Company shall have the right to prepay all or any part of the principal of this Note without penalty. However, in the event the Company elects to prepay the Note, the Holder shall have ten (10) days from the receipt of written notice of this prepayment election to exercise its conversion rights as set forth above in Paragraph 2.

7) Default: In the event the Company fails to pay the principal of this Note when due, the Holder shall have the option, after providing thirty (30) days written notice to the Company, to (1) declare the unpaid principal balance all due and payable or (2) exercise their conversion rights for all of the unpaid principal as set forth above in Paragraph 2.

8) Company to Reserve Shares: The Company shall at all times during the term of this Note reserve and keep available out of its authorized but unissued shares, such amount of its duly authorized shares of common stock as shall be necessary to effect the conversion of this Note.

9) Notices: All notices given pursuant to this Note must be in writing and may be given by (1) personal delivery, or (2) registered or certified mail, return receipt requested, or (3) via facsimile transmission.

10) Arbitration: The parties hereby submit all controversies, claims and matters of difference arising out of the Note to arbitration in Utah. This submission and agreement to arbitrate shall be specifically enforceable.


IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer.


                                  Irvine Pacific Corporation

Dated: 10-1-02              By: /s/ Gerald D. Curtis